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Exhibit 21.1

LIST OF SUBSIDIARIES

3105 WILSHIRE INVESTMENTS LLC, a Delaware limited liability company
ARROWHEAD FESTIVAL L.L.C., an Arizona limited liability company
BILTMORE SHOPPING CENTER PARTNERS LLC, an Arizona limited liability company
BROAD RAFAEL ASSOCIATES (LIMITED PARTNERSHIP), a Pennsylvania limited partnership
BROAD RAFAEL PROPERTIES CORP., a Delaware corporation
CAMELBACK COLONNADE ASSOCIATES LIMITED PARTNERSHIP, an Arizona limited partnership
CAMELBACK COLONNADE PARTNERS, an Arizona general partnership
CAMELBACK COLONNADE SPE LLC, a Delaware limited liability company
CAMELBACK SHOPPING CENTER LIMITED PARTNERSHIP, an Arizona limited partnership
CHANDLER FESTIVAL SPE LLC, a Delaware limited liability company
CHANDLER GATEWAY PARTNERS, LLC, an Arizona limited liability company
CHANDLER GATEWAY SPE LLC, a Delaware limited liability company
CHANDLER VILLAGE CENTER, LLC, an Arizona limited liability company
CHRIS-TOWN VILLAGE ASSOCIATES, an Arizona general partnership
COOLIDGE HOLDING LLC, an Arizona limited liability company
CORTE MADERA VILLAGE, LLC, a Delaware limited liability company
DANBURY MALL ASSOCIATES, LIMITED PARTNERSHIP, a Connecticut limited partnership
DANBURY MALL, LLC, a Delaware limited liability company
DANBURY MALL SPC, INC., a Delaware corporation
DB HOLDINGS LLC, a Delaware limited liability company
DEPTFORD MALL ASSOCIATES L.L.C., a New Jersey limited liability company
DESERT SKY MALL LLC, a Delaware limited liability company
DMA INVESTORS L.P., a Delaware limited partnership
EAST FLAGSTAFF PLAZA ASSOCIATES, an Arizona general partnership
EAST MESA LAND, L.L.C., a Delaware limited liability company
EAST MESA MALL, L.L.C., a Delaware limited liability company
FAIR I, LLC, a Delaware limited liability company
FAIR I SPC, INC., a Delaware corporation
FAIR II, LLC, a Delaware limited liability company
FAIR II SPC, INC., a Delaware corporation
FFC-PANORAMA, LLC, a Delaware limited liability company
FLAGSTAFF MALL ASSOCIATES LIMITED PARTNERSHIP, an Arizona limited partnership
FLAGSTAFF MALL SPE LLC, a Delaware limited liability company
FLATIRON ACQUISITION LLC, a Delaware limited liability company
FLATIRON PROPERTY HOLDING, L.L.C., an Arizona limited liability company
FREE RACE MALL REST., L.P., a New Jersey limited partnership
FREEHOLD I, LLC, a Delaware limited liability company

FREEHOLD I SPC, INC., a Delaware corporation
FREEHOLD II, LLC, a Delaware limited liability company
FREEHOLD II SPC, INC., a Delaware corporation
FREEMALL ASSOCIATES, LLC, a Delaware limited liability company
FREEMALL ASSOCIATES, L.P., a New Jersey limited partnership
FRM ASSOCIATES LIMITED PARTNERSHIP, a New Jersey limited partnership
FRMR B LLC, a Delaware limited liability company
FRMR, INC., a New Jersey corporation
GRANITE MALL GP, LLC, a Delaware limited liability company
GREAT NORTHERN HOLDINGS, LLC, a Delaware limited liability company
GREAT NORTHERN SPE, LLC, a Delaware limited liability company
HUDSON PROPERTIES, L.P., a Delaware limited partnership
HUDWIL I, LLC, a Delaware limited liability company
HUDWIL I SPC, INC., a Delaware corporation
HUDWIL IV, LLC, a Delaware limited liability company
HUDWIL IV SPC, INC., a Delaware corporation
IMI WALLEYE LLC, a Delaware limited liability company
INA AND LA CHOLLA ASSOCIATES, an Arizona general partnership
JAREN ASSOCIATES #4, an Arizona general partnership
KIERLAND COMMONS INVESTMENT LLC, a Delaware limited liability company
KIERLAND GREENWAY, LLC, a Delaware limited liability company
KIERLAND MAIN STREET, LLC, a Delaware limited liability company
KIERLAND RESIDENTIAL/RETAIL I, LLC, a Delaware limited liability company
KIERLAND TOWER LOFTS, LLC, a Delaware limited liability company
KITSAPARTY, a Washington non-profit corporation
KTL INVESTMENT LLC, a Delaware limited liability company
LEE WEST, LLC, an Arizona limited liability company
LEE WEST II, LLC, a Delaware limited liability company
MACDAN CORP., a Delaware corporation
MACDB CORP., a Delaware corporation
MAC E-COMMERCE, LLC, a Delaware limited liability company
MACERICH ARROWHEAD HOLDINGS LLC, a Delaware limited liability company
MACERICH BAYSHORE HOLDINGS LLC, a Delaware limited liability company
MACERICH BILTMORE CI, LLC, a Delaware limited liability company
MACERICH BILTMORE MM, LLC, a Delaware limited liability company
MACERICH BILTMORE OPI, LLC, a Delaware limited liability company
MACERICH BRICKYARD HOLDINGS LLC, a Delaware limited liability company
MACERICH BRISTOL ASSOCIATES, a California general partnership
MACERICH BUENAVENTURA GP CORP., a Delaware corporation
MACERICH BUENAVENTURA LIMITED PARTNERSHIP, a California limited partnership
MACERICH CARMEL GP CORP., a Delaware corporation

MACERICH CARMEL LIMITED PARTNERSHIP, a California limited partnership
MACERICH CENTERPOINT HOLDINGS LLC, a Delaware limited liability company
MACERICH CERRITOS ADJACENT, LLC, a Delaware limited liability company
MACERICH CERRITOS HOLDINGS LLC, a Delaware limited liability company
MACERICH CERRITOS MALL CORP., a Delaware corporation
MACERICH CERRITOS, LLC, a Delaware limited liability company
MACERICH CHULA VISTA HOLDINGS LLC, a Delaware limited liability company
MACERICH CITADEL GP CORP., a Delaware corporation
MACERICH CITADEL LIMITED PARTNERSHIP, a California limited partnership
MACERICH CM VILLAGE GP CORP., a Delaware corporation
MACERICH CM VILLAGE LIMITED PARTNERSHIP, a California limited partnership
MACERICH COTTONWOOD HOLDINGS LLC, a Delaware limited liability company
MACERICH CROSSROADS PLAZA HOLDINGS LLC, a Delaware limited liability company
MACERICH CROSSROADS SPE LLC, a Delaware limited liability company
MACERICH DANBURY ADJACENT LLC, a Delaware limited liability company
MACERICH DEPTFORD II LLC, a Delaware limited liability company
MACERICH DEPTFORD GP CORP., a Delaware corporation
MACERICH DEPTFORD LIMITED PARTNERSHIP, a California limited partnership
MACERICH DEPTFORD LLC, a Delaware limited liability company
MACERICH DESERT SKY MALL HOLDINGS LLC, a Delaware limited liability company
MACERICH EAST DEVELOPMENT LLC, a Delaware limited liability company
MACERICH EQ GP CORP., a Delaware corporation
MACERICH EQ LIMITED PARTNERSHIP, a California limited partnership
MACERICH FALLBROOK HOLDINGS LLC, a Delaware limited liability company
MACERICH FARGO ASSOCIATES, a California general partnership
MACERICH FIESTA MALL ADJACENT LLC, a Delaware limited liability company
MACERICH FIESTA MALL LLC, a Delaware limited liability company
MACERICH FM SPE LLC, a Delaware limited liability company
MACERICH FRESNO GP CORP., a Delaware corporation
MACERICH FRESNO LIMITED PARTNERSHIP, a California limited partnership
MACERICH GALLERIA AT SUNSET HOLDINGS LLC, a Delaware limited liability company
MACERICH GOODYEAR CENTERPOINT HOLDINGS LLC, a Delaware limited liability company
MACERICH GREAT FALLS GP CORP., a Delaware corporation
MACERICH GREELEY ASSOCIATES, a California general partnership
MACERICH GREELEY ASSOCIATES, LLC, a Delaware limited liability company
MACERICH GREELEY DEF LLC, a Delaware limited liability company
MACERICH GREELEY MM CORP., a Delaware corporation
MACERICH HILTON VILLAGE GP LLC, a Delaware limited liability company
MACERICH HILTON VILLAGE LLC, a Delaware limited liability company
MACERICH HOLDINGS LLC, a Delaware limited liability company
MACERICH HUNTINGTON OAKS HOLDINGS LLC, a Delaware limited liability company

MACERICH INLAND LLC, a Delaware limited liability company
MACERICH JANSS MARKETPLACE HOLDINGS LLC, a Delaware limited liability company
MACERICH JESS RANCH HOLDINGS LLC, a Delaware limited liability company
MACERICH LA CUMBRE LLC, a Delaware limited liability company
MACERICH LA CUMBRE SPE LLC, a Delaware limited liability company
MACERICH LAKEWOOD HOLDINGS LLC, a Delaware limited liability company
MACERICH LAKEWOOD, LLC, a Delaware limited liability company
MACERICH LAYTON HILLS HOLDINGS LLC, a Delaware limited liability company
MACERICH LUBBOCK GP CORP., a Delaware corporation
MACERICH LUBBOCK HOLDINGS LLC, a Delaware limited liability company
MACERICH LUBBOCK LIMITED PARTNERSHIP, a California limited partnership
MACERICH MALL DEL NORTE HOLDINGS LLC, a Delaware limited liability company
MACERICH MANAGEMENT COMPANY, a California corporation
MACERICH MANHATTAN GP CORP., a Delaware corporation
MACERICH MANHATTAN LIMITED PARTNERSHIP, a California limited partnership
MACERICH MARYSVILLE HOLDINGS LLC, a Delaware limited liability company
MACERICH MERCHANTWIRED, LLC, a Delaware limited liability company
MACERICH MESA MALL HOLDINGS LLC, a Delaware limited liability company
MACERICH MIDLAND HOLDINGS LLC, a Delaware limited liability company
MACERICH MILPITAS HOLDINGS LLC, a Delaware limited liability company
MACERICH MONTEBELLO HOLDINGS LLC, a Delaware limited liability company
MACERICH NEWGATE HOLDINGS LLC, a Delaware limited liability company
MACERICH NORTH BRIDGE LLC, a Delaware limited liability company
MACERICH NORTHGATE HOLDINGS LLC, a Delaware limited liability company
MACERICH NORTHWESTERN ASSOCIATES, a California general partnership
MACERICH NP LLC, a Delaware limited liability company
MACERICH OAKS LLC, a Delaware limited liability company
MACERICH OAKS ADJACENT LLC, a Delaware limited liability company
MACERICH OAKS MEZZANINE LLC, a Delaware limited liability company
MACERICH OKLAHOMA GP CORP., a Delaware corporation
MACERICH OKLAHOMA LIMITED PARTNERSHIP, a California limited partnership
MACERICH OKLAHOMA WARDS PARCEL LLC, a Delaware limited liability company
MACERICH OXNARD, LLC, a Delaware limited liability company
MACERICH PACIFIC VIEW ADJACENT, LLC, a Delaware limited liability company
MACERICH PANORAMA SPE LLC, a Delaware limited liability company
MACERICH PLAZA 580 HOLDINGS LLC, a Delaware limited liability company
MACERICH PPR CORP., a Maryland corporation
MACERICH PROPERTY EQ GP CORP., a Delaware corporation
MACERICH PROPERTY MANAGEMENT COMPANY, LLC, a Delaware limited liability company
MACERICH QUEENS ADJACENT GUARANTOR GP CORP., a Delaware corporation
MACERICH QUEENS EXPANSION, LLC, a Delaware limited liability company

MACERICH QUEENS GP CORP., a Delaware corporation
MACERICH QUEENS LIMITED PARTNERSHIP, a California limited partnership
MACERICH QUEENS THEATRE LLC, a Delaware limited liability company
MACERICH RIDGMAR LLC, a Delaware limited liability company
MACERICH RIMROCK GP CORP., a Delaware corporation
MACERICH RIMROCK LIMITED PARTNERSHIP, a California limited partnership
MACERICH SALISBURY B LLC, a Delaware limited liability company
MACERICH SALISBURY GL LLC, a Delaware limited liability company
MACERICH SANTA FE PLACE HOLDINGS LLC, a Delaware limited liability company
MACERICH SANTA MONICA ADJACENT LLC, a Delaware limited liability company
MACERICH SANTA MONICA LLC, a Delaware limited liability company
MACERICH SANTA MONICA PLACE CORP., a Delaware corporation
MACERICH SANTAN PHASE 2 SPE LLC, a Delaware limited liability company
MACERICH SASSAFRAS GP CORP., a Delaware corporation
MACERICH SASSAFRAS LIMITED PARTNERSHIP, a California limited partnership
MACERICH SCG GP CORP., a Delaware corporation
MACERICH SCG GP LLC, a Delaware limited liability company
MACERICH SCG LIMITED PARTNERSHIP, a California limited partnership
MACERICH SOUTH BAY GALLERIA HOLDINGS LLC, a Delaware limited liability company
MACERICH SOUTHLAND HOLDINGS LLC, a Delaware limited liability company
MACERICH SOUTH TOWNE GP CORP., a Delaware corporation
MACERICH SOUTH TOWNE HOLDINGS LLC, a Delaware limited liability company
MACERICH SOUTH TOWNE LIMITED PARTNERSHIP, a California limited partnership
MACERICH ST MARKETPLACE GP CORP., a Delaware corporation
MACERICH ST MARKETPLACE LIMITED PARTNERSHIP, a California limited partnership
MACERICH STONEWOOD HOLDINGS LLC, a Delaware limited liability company
MACERICH STONEWOOD CORP., a Delaware corporation
MACERICH STONEWOOD, LLC, a Delaware limited liability company
MACERICH SUNLAND PARK HOLDINGS LLC, a Delaware limited liability company
MACERICH TRUST LLC, a Delaware limited liability company
MACERICH TUCSON HOLDINGS LLC, a Delaware limited liability company
MACERICH TWC II CORP., a Delaware corporation
MACERICH TWC II LLC, a Delaware limited liability company
MACERICH TWENTY NINTH STREET LLC, a Delaware limited liability company
MACERICH TYSONS LLC, a Delaware limited liability company
MACERICH UNIVERSITY MALL HOLDINGS LLC, a Delaware limited liability company
MACERICH VALLE VISTA HOLDINGS LLC, a Delaware limited liability company
MACERICH VALLEY FAIR HOLDINGS LLC, a Delaware limited liability company
MACERICH VALLEY RIVER CENTER LLC, a Delaware limited liability company
MACERICH VALLEY VIEW ADJACENT GP CORP., a Delaware corporation

MACERICH VALLEY VIEW ADJACENT LIMITED PARTNERSHIP, a California limited partnership
MACERICH VALLEY VIEW GP CORP., a Delaware corporation
MACERICH VALLEY VIEW LIMITED PARTNERSHIP, a California limited partnership
MACERICH VICTOR VALLEY HOLDINGS LLC, a Delaware limited liability company
MACERICH VICTOR VALLEY LLC, a Delaware limited liability company
MACERICH VILLAGE SQUARE II HOLDINGS LLC, a Delaware limited liability company
MACERICH VINTAGE FAIRE GP CORP., a Delaware corporation
MACERICH VINTAGE FAIRE LIMITED PARTNERSHIP, a California limited partnership
MACERICH VV SPE LLC, a Delaware limited liability company
MACERICH WALLEYE LLC, a Delaware limited liability company
MACERICH WASHINGTON SQUARE PETALUMA HOLDINGS LLC, a Delaware limited liability company
MACERICH WESTBAR LLC, a Delaware limited liability company
MACERICH WESTCOR MANAGEMENT LLC, a Delaware limited liability company
MACERICH WESTSIDE ADJACENT GP CORP., a Delaware corporation
MACERICH WESTSIDE ADJACENT LIMITED PARTNERSHIP, a California limited partnership
MACERICH WESTSIDE GP CORP., a Delaware corporation
MACERICH WESTSIDE LIMITED PARTNERSHIP, a California limited partnership
MACERICH WHITTWOOD HOLDINGS LLC, a Delaware limited liability company
MACERICH WRLP CORP., a Delaware corporation
MACERICH WRLP LLC, a Delaware limited liability company
MACERICH WRLP II CORP., a Delaware corporation
MACERICH WRLP II L.P., a Delaware limited partnership
MACERICH YUMA HOLDINGS LLC, a Delaware limited liability company
MACERICH ZINFANDEL HOLDINGS LLC, a Delaware limited liability company
MACJ, LLC, a Delaware limited liability company
MACW FREEHOLD, LLC, a Delaware limited liability company
MACW MALL MANAGEMENT, INC., a New York corporation
MACW MIDWEST, LLC, a Delaware limited liability company
MACW PROPERTY MANAGEMENT, LLC, a New York limited liability company
MACW TYSONS, LLC, a Delaware limited liability company
MACWH, LP, a Delaware limited partnership
MACWPII LLC, a Delaware limited liability company
MAIB, LLC, a Delaware limited liability company
MERCHANTWIRED, LLC, a Delaware limited liability company
METROCENTER PERIPHERAL PROPERTY LLC, a Delaware limited liability company
METRORISING AMS HOLDING LLC, a Delaware limited liability company
METRORISING AMS MEZZ1 LLC, a Delaware limited liability company
METRORISING AMS MEZZ2 LLC, a Delaware limited liability company
METRORISING AMS OWNER LLC, a Delaware limited liability company

MIDCOR ASSOCIATES V, LLC, an Arizona limited liability company
MONTEBELLO PLAZA ASSOCIATES, an Arizona general partnership
MVRC HOLDING LLC, a Delaware limited liability company
MW INVESTMENT LLC, a Delaware limited liability company
NEW RIVER ASSOCIATES, an Arizona general partnership
NORTH BRIDGE CHICAGO LLC, a Delaware limited liability company
NORTHGATE MALL ASSOCIATES, a California general partnership
NORTHPARK LAND PARTNERS, LP, a Delaware limited partnership
NORTHPARK PARTNERS, LP, a Delaware limited partnership
NORTHRIDGE FASHION CENTER LLC, a California limited liability company
NORTH VALLEY PLAZA ASSOCIATES, a California general partnership
PACIFIC PREMIER RETAIL TRUST, a Maryland real estate investment trust
PANORAMA CITY ASSOCIATES, a California general partnership
PARADISE WEST #1, L.L.C., an Arizona limited liability company
PARADISE WEST PARCEL 4, LLC, an Arizona limited liability company
PHXAZ/KIERLAND COMMONS, L.L.C., a Delaware limited liability company
PPR CASCADE LLC, a Delaware limited liability company
PPR CREEKSIDE CROSSING LLC, a Delaware limited liability company
PPR CROSS COURT LLC, a Delaware limited liability company
PPR KITSAP MALL LLC, a Delaware limited liability company
PPR KITSAP PLACE LLC, a Delaware limited liability company
PPR LAKEWOOD ADJACENT, LLC, a Delaware limited liability company
PPR NORTH POINT LLC, a Delaware limited liability company
PPR REDMOND OFFICE LLC, a Delaware limited liability company
PPR REDMOND RETAIL LLC, a Delaware limited liability company
PPR SQUARE TOO LLC, a Delaware limited liability company
PPRT LAKEWOOD MALL CORP., a Delaware corporation
PPRT TRUST LLC, a Delaware limited liability company
PPR WASHINGTON SQUARE LLC, a Delaware limited liability company
PROMENADE ASSOCIATES, L.L.C., an Arizona limited liability company
PROPCOR ASSOCIATES, an Arizona general partnership
PROPCOR II ASSOCIATES, LLC, an Arizona limited liability company
RACEWAY ONE, LLC, a New Jersey limited liability company
RACEWAY TWO, LLC, a New Jersey limited liability company
RAILHEAD ASSOCIATES, L.L.C., an Arizona limited liability company
RN 116 COMPANY, L.L.C., a Delaware limited liability company
RN 120 COMPANY, L.L.C., a Delaware limited liability company
RN 124/125 COMPANY, L.L.C., a Delaware limited liability company
RN 540 HOTEL COMPANY L.L.C., a Delaware limited liability company
ROTTERDAM SQUARE, LLC, a Delaware limited liability company
SANTAN FESTIVAL, LLC, an Arizona limited liability company

SANTAN VILLAGE PHASE 2 LLC, an Arizona limited liability company
SARWIL ASSOCIATES, L.P., a New York limited partnership
SARWIL ASSOCIATES II, L.P., a New York limited partnership
SCOTTSDALE/101 ASSOCIATES, LLC, an Arizona limited liability company
SCOTTSDALE FASHION SQUARE LLC, a Delaware limited liability company
SCOTTSDALE FASHION SQUARE PARTNERSHIP, an Arizona general partnership
SDG MACERICH PROPERTIES, L.P., a Delaware limited partnership
SHOPPINGTOWN MALL HOLDINGS, LLC, a Delaware limited liability company
SHOPPINGTOWN MALL, LLC, a Delaware limited liability company
SHOPPINGTOWN MALL, L.P., a Delaware limited partnership
SM EASTLAND MALL, LLC, a Delaware limited liability company
SM EMPIRE MALL, LLC, a Delaware limited liability company
SM GRANITE RUN MALL, L.P., a Delaware limited partnership
SM MESA MALL, LLC, a Delaware limited liability company
SM PORTFOLIO LIMITED PARTNERSHIP, a Delaware limited partnership
SM RUSHMORE MALL, LLC, a Delaware limited liability company
SM SOUTHERN HILLS MALL, LLC, a Delaware limited liability company
SM VALLEY MALL, LLC, a Delaware limited liability company
SOUTHRIDGE ADJACENT, LLC, a Delaware limited liability company
SUPERSTITION SPRINGS HOLDING LLC, a Delaware limited liability company
THE MACERICH PARTNERSHIP, L.P., a Delaware limited partnership
THE MARKET AT ESTRELLA FALLS LLC, an Arizona limited liability company
THE WESTCOR COMPANY LIMITED PARTNERSHIP, an Arizona limited partnership
THE WESTCOR COMPANY II LIMITED PARTNERSHIP, an Arizona limited partnership
TOWNE MALL, L.L.C., a Delaware limited liability company
TOWNE SPC, INC., a Delaware corporation
TWC BORGATA CORP., an Arizona corporation
TWC BORGATA HOLDING, L.L.C., an Arizona limited liability company
TWC CHANDLER LLC, a Delaware limited liability company
TWC HILTON VILLAGE, INC., an Arizona corporation
TWC PROMENADE L.L.C., an Arizona limited liability company
TWC SCOTTSDALE CORP., an Arizona corporation
TWC SCOTTSDALE HOLDING, L.L.C., an Arizona limited liability company
TWC SCOTTSDALE MEZZANINE, L.L.C., an Arizona limited liability company
TWC TUCSON, LLC, an Arizona limited liability company
TWC II-PRESCOTT MALL, LLC, a Delaware limited liability company
TWC II PRESCOTT MALL SPE LLC, a Delaware limited liability company
TYSONS CORNER HOLDINGS LLC, a Delaware limited liability company
TYSONS CORNER LLC, a Virginia limited liability company
TYSONS CORNER PROPERTY HOLDINGS LLC, a Delaware limited liability company
TYSONS CORNER PROPERTY HOLDINGS II LLC, a Delaware limited liability company

TYSONS CORNER PROPERTY LLC, a Virginia limited liability company
TYSONS MALL CERTIFICATES, LLC, a Virginia limited liability company
WALLEYE RETAIL INVESTMENTS LLC, a Delaware limited liability company
WALLEYE TRS HOLDCO, INC., a Delaware corporation
WALTON RIDGMAR, G.P., L.L.C., a Delaware limited liability company
WEST ACRES DEVELOPMENT, LLP, a North Dakota limited liability partnership
WESTBAR LIMITED PARTNERSHIP, an Arizona limited partnership
WESTCOR 303 CPC LLC, an Arizona limited liability company
WESTCOR 303 NSC LLC, an Arizona limited liability company
WESTCOR 303 RSC LLC, an Arizona limited liability company
WESTCOR 303 WCW LLC, an Arizona limited liability company
WESTCOR/303 AUTO PARK LLC, an Arizona limited liability company
WESTCOR/303 LLC, an Arizona limited liability company
WESTCOR/BLACK CANYON MOTORPLEX LLC, an Arizona limited liability company
WESTCOR/BLACK CANYON RETAIL LLC, an Arizona limited liability company
WESTCOR/CASA GRANDE LLC, an Arizona limited liability company
WESTCOR/COOLIDGE LLC, an Arizona limited liability company
WESTCOR/GILBERT, L.L.C., an Arizona limited liability company
WESTCOR/GILBERT PHASE 2 LLC, an Arizona limited liability company
WESTCOR/GOODYEAR, L.L.C., an Arizona limited liability company
WESTCOR GOODYEAR PC LLC, an Arizona limited liability company
WESTCOR GOODYEAR RSC LLC, an Arizona limited liability company
WESTCOR LA ENCANTADA, L.P., a Delaware limited partnership
WESTCOR MARANA LLC, an Arizona limited liability company
WESTCOR MARANA SALES LLC, an Arizona limited liability company
WESTCOR/MERIDIAN LLC, an Arizona limited liability company
WESTCOR/MERIDIAN COMMERCIAL LLC, an Arizona limited liability company
WESTCOR/MERIDIAN MEDICAL LLC, an Arizona limited liability company
WESTCOR/MERIDIAN RESIDENTIAL LLC, an Arizona limited liability company
WESTCOR/PARADISE RIDGE, L.L.C., an Arizona limited liability company
WESTCOR PARTNERS OF COLORADO, LLC, a Colorado limited liability company
WESTCOR PARTNERS, L.L.C., an Arizona limited liability company
WESTCOR/QUEEN CREEK LLC, an Arizona limited liability company
WESTCOR/QUEEN CREEK COMMERCIAL LLC, an Arizona limited liability company
WESTCOR/QUEEN CREEK MEDICAL LLC, an Arizona limited liability company
WESTCOR/QUEEN CREEK RESIDENTIAL LLC, an Arizona limited liability company
WESTCOR REALTY LIMITED PARTNERSHIP, a Delaware limited partnership
WESTCOR SANTAN VILLAGE LLC, an Arizona limited liability company
WESTCOR SURPRISE CPC LLC, an Arizona limited liability company
WESTCOR SURPRISE NSC LLC, an Arizona limited liability company
WESTCOR SURPRISE RSC LLC, an Arizona limited liability company

WESTCOR SURPRISE WCW LLC, an Arizona limited liability company
WESTCOR/SURPRISE LLC, an Arizona limited liability company
WESTCOR/SURPRISE AUTO PARK LLC, an Arizona limited liability company
WESTCOR TRS LLC, a Delaware limited liability company
WESTDAY ASSOCIATES LIMITED PARTNERSHIP, an Arizona limited partnership
WESTLINC ASSOCIATES, an Arizona general partnership
WESTPEN ASSOCIATES, an Arizona general partnership
WILMALL ASSOCIATES, L.P., a New York limited partnership
WILSAR SPC, INC., a Delaware corporation
WILSAR, LLC, a Delaware limited liability company
WILTON MALL, LLC, a Delaware limited liability company
WILTON SPC, INC., a Delaware corporation
WM INLAND ADJACENT LLC, a Delaware limited liability company
WM INLAND INVESTORS IV, L.L.C., a Delaware limited liability company
WM INLAND, L.L.C., a Delaware limited liability company
WM INLAND (MAY) IV, L.L.C., a Delaware limited liability company
WM RIDGMAR, L.P., a Delaware limited partnership
WP CASA GRANDE RETAIL LLC, an Arizona limited liability company

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  Exhibit 21.1